Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

First Trust Chindia ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

November 1, 2022

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus or statement of additional information, effective November 1, 2022, as approved by the Trust’s Board of Trustees, the management fee paid to First Trust Advisors L.P. (the “Advisor”) will be reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
0.40%	Fund net assets up to and including $2.5 billion
0.39%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.38%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.37%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.36%	Fund net assets greater than $10 billion

The Advisor and the Trust, on behalf of the Fund, had previously entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement (the “Agreement”) pursuant to which the Advisor has agreed to waive a portion of its management fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund exceed a certain level as described in the Fund’s prospectus. In connection with the introduction of the breakpoints discussed above, by amendment of the Agreement, the Advisor has agreed to remove its ability to recover previous expenses borne and fees waived under the Agreement.

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference